UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 29, 2007
(Date of earliest event reported: August 22, 2007)

CYBER DEFENSE SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

FLORIDA	333-46224	45-0508387
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10901 Roosevelt Blvd., Suite 100-D, St. Petersburg, Florida 33716
(Address of principal executive offices, including zip code)

(727) 577-0873
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

    Statements in this Current Report on Form 8-K (including the exhibit) that are not purely historical facts, including statements regarding the beliefs, expectations, intentions or strategies of Cyber Defense Systems, Inc. (the "Company") for the future, may be "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, introduction of products in a timely fashion, market acceptance of new products, cost increases, fluctuations in and obsolescence of inventory, price and product competition, availability of labor and materials, development of new third-party products and techniques that render the Company's products obsolete, delays in obtaining regulatory approvals, potential product recalls and litigation. Risk factors, cautionary statements and other conditions, which could cause the Company's actual results to differ from management's current expectations, are contained in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

Item 1.01 Entry into a Material Definitive Agreement.

    On August 22, 2007, the Company entered into the material agreements with the NIR entities described under Item 3.02 below.

    On August 22, 2007, the Company entered into a letter agreement with the NIR providing that all notes currently outstanding to the NIR entities are amended to provide that they all shall be convertible at a price equal to 30% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date.

    On August 24, 2007, the Company’s two wholly owned LLC’s issued a promissory note to Ayuda Funding Corp. in the amount of $375,000 which note replaces a note issued by the Company’s CEO, William Robinson in the same amount. Mr. Robinson used the funds to make a loan to the Company in order to enable it to pay its licensing fee owed to 21st Century Airships. In connection with such loan, the LLC’s entered into a Pledge and Security Agreement with Ayuda Funding Corp. The Note is guaranteed by Mr. Robinson, personally and by Proxity, Inc.

Item 2.03: Creation of a Direct Financial Obligation

    On August 22, 2007 the Company entered into agreements with the NIR entities that create material direct financial obligations. The agreements are more fully described under Item 3.02 below.

Item 3.02 Unregistered Sales of Securities

    On August 22, 2007, the Company entered into a Securities Purchase Agreement with three accredited investors (the ”NIR Entities”) for an aggregate amount of (i) $800,000 in secured convertible notes, and (ii) warrants to purchase 10,000,000 shares of the Company’s common stock (the “Financing”). The Company utilized that the proceeds of the Financing to pay all amounts owed under its licensing agreement with 21st Century Airships and to pay professional fees accrued.

    The Financing was made in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2), Section 4(6) and/or Regulation D as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended.

    The Financing was completed in one closing. The closing consisted of gross proceeds of $800,000, less financing costs of $30,000, for net proceeds of $770,000.

    The NIR Entities received three year convertible notes (the “Notes”) bearing simple interest at 8% per annum. The Notes are convertible into the Company’s common stock at a price equal to 30% of the average of the lowest 3 trading prices during the 20 trading day period ending one trading day before the conversion date. In addition, we granted the Investors a further security interest in substantially all of our assets, including the assets of our wholly owned subsidiaries, and intellectual property.

    The Investors received seven year warrants to purchase a total of 10,000,000 common shares of the Company at a purchase price of $.01 per share.

    Other than under these Agreements and under certain specified circumstances, should the Company issue shares of common stock below the market price, the exercise price of the warrants will be reduced accordingly.

    The conversion price of the secured convertible notes and the exercise price of the warrants may be adjusted in certain circumstances such as if we pay a stock dividend, subdivide or combine outstanding shares of common stock into a greater or lesser number of shares, or take such other actions as would otherwise result in dilution of the selling stockholder's position.

    The Investors have agreed to restrict their ability to convert their secured convertible notes or exercise their warrants and receive shares of our common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 4.9% of the then issued and outstanding shares of common stock.

    In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events

The Company cancelled its Cyber Bug Sales Agreement with National Security Associates, Inc. (“NSA”) which provided that NSA would act as the exclusive sales agent for the Cyber Bug.

The Company paid $676,220 to 21st Century Airships in order to bring the license fee current and in good standing.

Item 9.01 Financial Statements and Exhibits

Exhibits:
10.1	Securities Purchase Agreement dated August 22, 2007, by and among Cyber Defense Systems, Inc. and the investors named on the signature pages thereto.
10.2	Callable Secured Convertible Note dated August 22, 2007.
10.3	Stock Purchase Warrant dated August 22, 2007.
10.4	NIR Letter Agreement.
10.5	Promissory Note of TSI Holding Co., LLC., and Airship Leasing Co., LLC in favor of Ayuda Funding.
10.6	Pledge and Security Agreement between TSI Holding Co., LLC., and Airship Leasing Co., LLC and Ayuda Funding.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: August 29, 2007

CYBER DEFENSE SYSTEMS, INC.

	By:	By: /s/ Billy Robinson
Name: Billy Robinson
Title: Chief Executive Officer